LIVE ENTERTAINMENT INC.
                             15400 SHERMAN WAY
                                 SUITE 500
                        VAN NUYS, CALIFORNIA 91406





May 31, 1995


Jefferson Capital Group, Ltd.           Daniels & Associates
1 James Center                          299 Park Avenue
901 East Cary Street                    Twentieth Floor
Richmond, Virginia 23219                New York, New York

Attention: R. Timothy O'Donnell         Attention: Michael Garstin

Re:  Termination Engagement Letter dated July 7, 1993 (the "Engagement
     Letter")

Gentlemen:

     Pursuant to the Section 7 of the Engagement Letter, LIVE Entertainment Inc. (together with its affiliates, "LIVE") hereby notifies Jefferson Capital Group, Ltd. and Daniels & Associates that LIVE is terminating the Engagement Letter, effective immediately. LIVE hereby acknowledges that the obligations contained in the last three sentences of Section 7 of the Engagement Letter shall survive the termination of the Engagement Letter, pursuant to the express terms thereof.

                         Very truly yours,

                         LIVE ENTERTAINMENT INC.



                         By:
                            -------------------------
                              Michael J. White
                              Executive Vice President